EX-99.77Q1(e)   - Exhibits; Copies of any new or amended Registrant investment advisory contracts.
                -------------------------------------------------------------

     Amended Annex A dated December 13, 2007 to the Management Agreement with respect to Goldman Sachs Trust is incorporated herein by reference to Exhibit
(d)(29) to Post-Effective Amendment No. 183 to registrant's registration statement on Form N-1A filed with the Securities and Exchange Commission on January 18, 2008 (Accession No. 0000950123-08-000557).